                                                                   EXHIBIT 4-213

                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                         Dated as of November 30, 1992

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

(A) GENERAL AND REFUNDING MORTGAGE BONDS, 1992 SERIES E, DUE DECEMBER 15, 1999,

 (B) GENERAL AND REFUNDING MORTGAGE BONDS, 1993 SERIES B, DUE DECEMBER 15, 1999

                                      AND

                         (C) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        4
  Bonds to be 1992 Series E and 1993 Series B...............        4
  Further assurance.........................................        4
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        5
                              PART I.
                CREATION OF TWO HUNDRED NINETY-NINTH
                          SERIES OF BONDS
1992 SERIES E
Sec. 1. Terms of Bonds of 1992 Series E.....................        5
Sec. 2. Optional Redemption of Bonds of 1992 Series E.......        6
        Direct Payments.....................................        7
        Exchange and transfer...............................        8
Sec. 3. Consent.............................................        8
Sec. 4. Form of Bonds of 1992 Series E......................        9
        Form of Trustee's Certificate.......................       14
                              PART II.
                     CREATION OF THREE HUNDRETH
                          SERIES OF BONDS
1993 SERIES B
Sec. 1. Terms of Bonds of 1993 Series B.....................       14
Sec. 2. Optional Redemption of Bonds of 1993 Series B.......       15
        Direct Payments.....................................       17
        Exchange and transfer...............................       17
Sec. 3. Consent.............................................       17
Sec. 4. Form of Bonds of 1993 Series B......................       18
        Form of Trustee's Certificate.......................       22
                             PART III.
                     RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       23
Recording and filing of Supplemental Indentures.............       24
Recording of Certificates of Provision for Payment..........       28
                              PART IV.
                            THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       29
                              PART V.
                           MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act.......       29
Execution in Counterparts...................................       29
Testimonium.................................................       30
Execution...................................................       30
Acknowledgements............................................       31
Affidavit as to consideration and good faith................       32

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the thirtieth day of
                         November, in the year one thousand nine hundred and
                         ninety-two, between THE DETROIT EDISON COMPANY, a
                         corporation organized and existing under the laws of the
                         State of Michigan and a transmitting utility (hereinafter
                         called the "Company"), party of the first part, and BANKERS
                         TRUST COMPANY, a corporation organized and existing under
                         the laws of the State of New York, having its corporate
                         trust office at Four Albany Street, in the Borough of
                         Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned
                         (hereinafter called the "Trustee"), party of the second
                         part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989, December 1, 1989, February 15, 1990, November
                         1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                         1, 1991, November 1, 1991, January 15, 1992, February 29,
                         1992, April 15, 1992, July 15, 1992 and July 31, 1992
                         supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the
                         Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the
                         "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Six billion three
ISSUED.                  hundred fifty-six million five hundred ninety-seven thousand dollars ($6,356,597,000) have heretofore been issued under the Indenture as follows, viz:

                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,

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                                        2

                             (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                             (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                             (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                             (19)  Bonds of Series AA                 -- Principal Amount
                                                                      $100,000,000,
                             (20)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                             (21)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                             (22)  Bonds of Series UU                 -- Principal Amount
                                                                      $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9       -- Principal Amount $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14      -- Principal Amount $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22      -- Principal Amount $42,300,000,
                             (68)  Bonds of Series HH                 -- Principal Amount $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22      -- Principal Amount $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8       -- Principal Amount $6,850,000,
                         (99-106)  Bonds of Series KKP Nos. 1-8       -- Principal Amount $14,890,000,
                        (107-121)  Bonds of Series LLP Nos. 1-15      -- Principal Amount $8,850,000,
                        (122-142)  Bonds of Series NNP Nos. 1-21      -- Principal Amount $47,950,000,
                        (143-160)  Bonds of Series OOP Nos. 1-18      -- Principal Amount $18,880,000,
                        (161-177)  Bonds of Series QQP Nos. 1-17      -- Principal Amount $12,780,000,
                        (178-192)  Bonds of Series TTP Nos. 1-15      -- Principal Amount $3,800,000,
                             (193) Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                        (194-218)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount $35,000,000,
                        (219-229)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
                        (230-243)  Bonds of 1981 Series AP Nos. 1-14  -- Principal Amount $59,000,000,
                            (244)  Bonds of 1985 Series A             -- Principal Amount $35,000,000,
                            (245)  Bonds of 1985 Series B             -- Principal Amount $50,000,000,
                            (246)  Bonds of Series PP                 -- Principal Amount $70,000,000,
                            (247)  Bonds of Series RR                 -- Principal Amount $70,000,000,
                            (248)  Bonds of Series EE                 -- Principal Amount $50,000,000,
                        (249-250)  Bonds of Series MMP and MMP No. 2  -- Principal Amount $5,430,000,
                            (251)  Bonds of Series T                  -- Principal Amount $75,000,000,
                            (252)  Bonds of Series U                  -- Principal Amount $75,000,000,
                            (253)  Bonds of 1986 Series B             -- Principal Amount
                                                                      $100,000,000,
                            (254)  Bonds of 1987 Series D             -- Principal Amount
                                                                      $250,000,000,
                            (255)  Bonds of 1987 Series E             -- Principal Amount
                                                                      $150,000,000,

                        all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                        (256) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (257) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                        (258) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (259) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (260) Bonds of Series Y in the principal amount of Sixty
                        million dollars ($60,000,000), all of which are outstanding at the date hereof;

                        (261) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

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
                        (262-266) Bonds of Series KKP Nos. 9-13 in the principal
                        amount of One hundred forty-four million two hundred ninety thousand dollars ($144,290,000), all of which are
                        outstanding at the date hereof;

                        (267-268) Bonds of Series QQP Nos. 18-19 in the principal
                        amount of Eight hundred seventy thousand dollars ($870,000), all of which are outstanding at the date hereof;

                        (269) Bonds of Series SS in the principal amount of One
                        hundred fifty million dollars ($150,000,000), of which One hundred ten million dollars ($110,000,000) principal amount have heretofore been retired and Forty million dollars
                        ($40,000,000) principal amount are outstanding at the date hereof;

                        (270) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which
                        Seventy-three million one hundred fifty thousand dollars
                        ($73,150,000) principal amount have heretofore been retired and Twenty-six million eight hundred fifty thousand dollars
                        ($26,850,000) principal amount are outstanding at the date hereof;

                        (271-272) Bonds of 1981 Series AP Nos. 15-16 in the principal amount of Sixty-five million dollars
                        ($65,000,000), all of which are outstanding at the date hereof;

                        (273) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                        (274) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars
                        ($7,750,000), all of which are outstanding at the date hereof;

                        (275) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are
                        outstanding at the date hereof;

                        (276) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are
                        outstanding at the date hereof;

                        (277) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (278) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                        (279) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                        (280) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are
                        outstanding at the date hereof;

                        (281) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (282) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars
                        ($66,565,000), all of which are outstanding at the date hereof;

                        (283) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Eighteen million eight
                        hundred thirty-seven thousand dollars ($18,837,000)
                        principal amount have heretofore been retired and One
                        hundred seventy-five million eight hundred twelve thousand dollars ($175,812,000) principal amount are outstanding at the date hereof;

                        (284) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Twenty-eight million five
                        hundred forty-eight thousand dollars ($28,548,000) principal amount have heretofore been retired and Two hundred
                        twenty-eight million three hundred eighty-four thousand
                        dollars ($228,384,000) principal amount are outstanding at the date hereof;

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
                        (285) Bonds of 1990 Series C in the principal amount of
                        Eighty-five million four hundred seventy-five thousand
                        dollars ($85,475,000) of which Ten million two hundred
                        fifty-seven thousand dollars ($10,257,000) principal amount have heretofore been retired and Seventy-five million two
                        hundred eighteen thousand dollars ($75,218,000) principal
                        amount are outstanding at the date hereof;

                        (286) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                        (287) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars
                        ($25,910,000), all of which are outstanding at the date hereof;

                        (288) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars
                        ($32,800,000), all of which are outstanding at the date hereof;

                        (289) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars
                        ($37,600,000), all of which are outstanding at the date hereof;

                        (290) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars
                        ($41,480,000), all of which are outstanding at the date hereof;

                        (291) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                        (292) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars
                        ($20,975,000), all of which are outstanding at the date hereof;

                        (293) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                        (294) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof; and

                        (295) Bonds of 1992 Series CP in the principal amount of
                        Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                        and, accordingly, of the bonds so issued, Three billion seven hundred thirty-three million six hundred fifty-four thousand dollars ($3,733,654,000) principal amount are outstanding at the date hereof; and


REASON FOR               WHEREAS, the Company desires to replace corporate funds
CREATION OF              utilized for certain refundings and for this purpose desires
NEW SERIES.              to issue and sell new series of bonds to be issued under the
                         Indenture and to be authenticated and delivered pursuant to
                         Section 8 of Article III of the Indenture; and

BONDS TO BE              WHEREAS, the Company desires by this Supplemental Indenture
1992 SERIES E AND 1993   to create such new series of bonds, to be designated
SERIES B.                "General and Refunding Mortgage Bonds, 1992 Series E" and
                         "General and Refunding Mortgage Bonds, 1993 Series B"; and

FURTHER                  WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.               the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                         situate, then or thereafter owned or possessed by or
                         belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein covenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and

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
AUTHORIZATION OF         WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to
SUPPLEMENTAL             it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its
INDENTURE.               Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and
                         WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
CONSIDERATION FOR        NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison Company, in consideration of
SUPPLEMENTAL             the premises and of the covenants contained in the Indenture and of the sum of One Dollar
INDENTURE.               ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original
                         Indenture and in said indentures supplemental thereto as follows:

                                                  PART I.
                                   CREATION OF TWO HUNDRED NINETY-NINTH
                                              SERIES OF BONDS.
                                   GENERAL AND REFUNDING MORTGAGE BONDS,
                         1992 SERIES E
TERMS OF BONDS           SECTION 1. The Company hereby creates the Two hundred
OF 1992 SERIES E.        ninety-ninth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1992
                         Series E" (elsewhere herein referred to as the "bonds of
                         1992 Series E"). The aggregate principal amount of bonds of
                         1992 Series E shall be limited to Fifty million dollars
                         ($50,000,000), except as provided in Sections 7 and 13 of
                         Article II of the Original Indenture with respect to
                         exchanges and replacements of bonds.
                         The bonds of 1992 Series E shall mature on December 15, 1999 and shall be issued as registered bonds without coupons in minimum denominations of $500,000 and integral multiples of
                         $1,000 in excess thereof, and shall bear interest, payable semi-annually on June 15 and December 15 of each year
                         (commencing on June 15, 1993), at the rate of 6.83%
                         (computed on the basis of a 360-day year having twelve
                         30-day months) until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been
                         discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the
                         principal of and interest on the bonds of 1992 Series E
                         shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of
                         New York in any coin or currency of the United States of
                         America which at the time of payment is legal tender for
                         public and private debts. The interest on bonds of 1992
                         Series E, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the
                         written order of the registered holders thereof.
                         Each bond of 1992 Series E shall be dated the date of its
                         authentication and interest shall be payable on the
                         principal represented thereby from the June 15 or December
                         15 next preceding the date thereof to which interest has
                         been paid on bonds of 1992 Series E, unless the bond is
                         authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of
                         authentication, or unless the date of authentication is
                         prior to June 15, 1993, in which case interest shall be
                         payable from the date of authentication of the bond of 1992
                         Series E originally evidencing the debt represented thereby.

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
                         The bonds of 1992 Series E in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of
                         bonds of 1992 Series E). Until bonds of 1992 Series E in
                         definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1992
                         Series E in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1992 Series
                         E, if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive bonds of 1992 Series E, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.
                         Interest on any bond of 1992 Series E which is payable on
                         any interest payment date and is punctually paid or duly
                         provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the
                         close of business on the regular record date for such
                         interest, which regular record date shall be the first day of June or December as the case may be (whether or not a
                         business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1992 Series E, such defaulted interest shall
                         forthwith cease to be payable to the registered holder of
                         that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1992 Series E issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1992 Series E issued upon transfer or exchange thereof) is registered on a
                         subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of
                         1992 Series E not less than ten (10) days preceding such
                         subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

OPTIONAL                 SECTION 2. The bonds of 1992 Series E, together with the
REDEMPTION OF            bonds of 1993 Series B, shall be redeemable, in whole only,
BONDS OF 1992            prior to stated maturity, at the election of the Company on
SERIES E.                any date prior to maturity, at a redemption price equal to the principal amount to be redeemed plus accrued interest, if any, to the date of redemption plus the Make-Whole
                         Amount.

                         "Make-Whole Amount" means, in connection with any optional redemption of the bonds, of 1992 Series E and 1993 Series B, the amount (but not less than zero) equal to the excess, if any, of

                         A. the sum of the Present Values (as hereinafter defined) of
                         (1) the principal amount being prepaid (assuming the
                           principal being redeemed is payable upon maturity) and (2)
                           the amount of interest which would have been payable on
                           each interest payment date on the amount of such principal being prepaid (assuming the principal balance payable upon maturity and interest payments are paid when due), over

                         B. the principal amount being prepaid.

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
                         For purposes of this definition, "Present Value" shall be determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate equal to the sum of the applicable Treasury Yield plus 0.50%; and
                         the "Treasury Yield" for such purpose shall be determined as of 10:00 A.M. New York City time on the fifth business day prior to the date of such prepayment by reference to the yields of those actively traded "On The Run" United States Treasury securities having a maturity equal to the then-remaining maturity of the Bonds of 1992 Series E and 1993 Series B being prepaid, provided that if such maturity is not equal to the maturity of an actively traded "On The Run" United
                         States Treasury security, such yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) imputed from the yields of those actively traded "On The Run"
                         United States Treasury securities having maturities closest, before and after, to such remaining maturity as reported by the Telerate Access Service page 8003, or the equivalent pages provided by Telerate Systems Incorporated (or if such data for any reason ceases to be available through such Telerate Access Service, any publicly available source of similar market data). For purposes hereof, "On The Run" United Treasury securities refers to those United States Treasury securities of the appropriate maturity which are most recently auctioned prior to the fifth business day preceding the date of prepayment. The Make-Whole Amount shall be determined by the
                         Company. The Company shall promptly furnish the holders of the bonds of 1992 Series E with its calculation of the Make-Whole Amount. A holder of the bonds of 1992 Series E shall promptly advise the Trustee if it disputes the Company's calculation of the Make-Whole Amount; and in such event, the Trustee shall conclusively determine the appropriate Make-Whole Amount in accordance with the terms hereof.

                         The bonds of 1992 Series E shall be redeemable as aforesaid, except as otherwise provided herein, and as specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 1992 Series E so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1992 Series E designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1992 Series E so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1992 Series E designated for redemption has been duly provided for.

                         If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds (which are available for payment to the holders of the bonds of 1992 Series E so to be redeemed) sufficient to redeem bonds of 1992
                         Series E in whole, on the date fixed for redemption, then all obligations of the Company in respect of such bonds so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 1992 Series E shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the
                         Indenture or in respect of such bonds and interest.

                         The bonds of 1992 Series E shall not be entitled to or subject to any sinking fund.

DIRECT                   The Company may, subject to any provision of the Indenture which requires presentment of a bond
PAYMENTS.                upon the payment of the principal amount thereof in whole enter into a written agreement with any person who is or is to become the original holder, or an institutional investor holding at least $500,000 aggregate principal amount, of any of the bonds of 1992 Series E providing for the making of all payments on account of such bonds of 1992 Series E prior to final maturity directly to or for the account of such holder in the manner specified in or pursuant to such agreement, if there shall be filed with the Trustee an original or conformed copy of such agreement.

EXCHANGE AND             At the option of the registered holder, any bonds of 1992 Series E, upon surrender
TRANSFER.                thereof for cancellation at the office or agency of the Company in the Borough of
                         Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1992
                         Series E of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1992 Series E shall be transferable at the office or agency of the Company in the Borough of Manhattan, The
                         City of New York, The State of New York. The Company waives its rights under
                         Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of
                         1992 Series E during any period of ten (10) days next preceding any interest payment date for such bonds.
                         The Trustee agrees that an indemnity agreement in favor of the Company and the Trustee of any original holder of a bond of 1992 Series E, or of any institutional investor holding at least $500,000 unpaid principal amount of outstanding bonds of 1992 Series
                         E, shall constitute sufficient indemnity (and security shall not be required) for the purposes of Section 13 of Article II of the Indenture in any case of destruction, loss, theft or mutilation of any such bonds of 1992 Series E.

                         Bonds of 1992 Series E, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

                         Notwithstanding the foregoing provisions in this Section 2, the Company shall not be required to make any transfers or exchanges of bonds of 1992 Series E for a period of fifteen (15) days next preceding any mailing of notice of redemption, and the Company shall not be required to make transfers or exchanges of the principal amount (or any portion thereof) of any bonds of 1992 Series E so called or designated for redemption.

CONSENT.                 SECTION 3. The holders of the bonds of 1992 Series E, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b)
                         such deletion shall become effective at such time as not less than eighty-five per cent
                         (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF                  SECTION 4. The bonds of 1992 Series E and the form of Trustee's Certificate to be endorsed on
BONDS OF                 such bonds shall be substantially in the following forms, respectively:
1992 SERIES E.
                                                          [FORM OF BOND]
                                                   THE DETROIT EDISON COMPANY
                                               GENERAL AND REFUNDING MORTGAGE BOND
                                           1992 Series E, 6.83% due December 15, 1999
                         $ ________                                                                      No. ________
                         Unless and until this Bond is exchanged in whole or in part for certified Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The
                         Depository Trust Company or its successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the
                         Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co.
                         or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
                         PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                         This Bond may be exchanged for certificated Bonds registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.

                         THE DETROIT EDISON COMPANY (herein called the "Company" or the "issuer"), a corporation of the
                         State of Michigan, for value received, hereby promises to pay to                     or
                         registered assigns, at its office or agency in the Borough of Manhattan, The City and State of
                         New York, the principal sum of           in lawful money of the United States of America on the
                         fifteenth day of December, 1999, and to pay interest thereon at the rate specified in the title hereof, at such office or agency, in like lawful money, from the date hereof, and after the first interest payment on bonds of this Series has been made or otherwise provided for, from the most recent date to which such interest has been paid, semi-annually on the fifteenth day of
                         June and December in each year (commencing on June 15, 1993), to the person in whose name this bond is registered at the close of business on the first day of the preceding June or December
                         (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the
                         Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                         This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                         This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1992 Series E
                         (elsewhere herein referred to as the "bonds of 1992 Series
                         E"), limited to an aggregate principal amount of
                         $50,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all
                         equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                         Article VI of said Indenture) by an Indenture, dated as of
                         October 1, 1924, duly executed by the Company to Bankers
                         Trust Company, a corporation of the State of New York, as
                         Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of
                         November 30, 1992) reference is hereby made for a
                         description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under
                         which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental
                         thereto, including the Supplemental Indenture dated as of
                         November 30, 1992, are hereinafter collectively called the
                         "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series,
                         which may mature at different times, may bear interest at
                         different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights
                         and obligations of the Company and of the holders of the
                         bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or
                         altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but
                         less than all, series of bonds then outstanding are to be
                         affected by the action proposed to be taken, then also by
                         affirmative vote of at least eighty-five percent (85%) in
                         principal amount of the series of bonds so to be affected
                         (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration
                         shall, among other things, affect the terms of payment of
                         the principal of, or the interest on, this bond, which in
                         those respects is unconditional.

                         The holder of this bond of 1992 Series E hereby consents
                         that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of
                         bonds of this series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those
                         persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be
                         entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not
                         such persons continue to be holders after such record date.
                         No such consent shall be valid or effective for more than 90 days after such record date.

                         The holders of the bonds of 1992 Series E, by their
                         acceptance of and holding thereof, consent and agree that
                         bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five per cent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of November 30, 1992, or in writing, or by affirmative vote cast at a meeting
                         called pursuant to said Article XV, or by any combination
                         thereof.

                                        11

                         This bond is redeemable prior to stated maturity, but only as part of the redemption, in whole, of all bonds of 1992
                         Series E and 1993 Series B, at the election of the Company on any date prior to maturity, at a redemption price equal to the principal amount to be redeemed plus accrued
                         interest, if any, to the date of redemption plus the
                         Make-Whole Amount.

                         "Make-Whole Amount" means, in connection with any optional redemption of the bonds, of 1992 Series E and 1993 Series B, the amount (but not less than zero) equal to the excess, if any, of

                         A. the sum of the Present Values (as hereinafter defined) of
                         (1) the principal amount being prepaid (assuming the
                           principal being redeemed is payable upon maturity) and (2)
                           the amount of interest which would have been payable on
                           each interest payment date on the amount of such principal being prepaid (assuming the principal balance payable upon maturity and interest payments are paid when due), over

                         B. the principal amount being prepaid.

                         For purposes of this definition, "Present Value" shall be
                         determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate equal to the sum of the applicable Treasury Yield plus 0.50%; and the "Treasury
                         Yield" for such purpose shall be determined as of 10:00 A.M.
                         New York City time on the fifth business day prior to the
                         date of such prepayment by reference to the yields of those actively traded "On The Run" United States Treasury
                         securities having a maturity equal to the then-remaining
                         maturity of the Bonds of 1992 Series E and 1993 Series B
                         being prepaid, provided that if such maturity is not equal to the maturity of an actively traded "On The Run" United
                         States Treasury security, such yield shall be obtained by
                         linear interpolation (calculated to the nearest one-twelfth of a year) imputed from the yields of those actively traded
                         "On The Run" United States Treasury securities having
                         maturities closest, before and after, to such remaining
                         maturity as reported by the Telerate Access Service page
                         8003, or the equivalent pages provided by Telerate Systems
                         Incorporated (or if such data for any reason ceases to be
                         available through such Telerate Access Service, any publicly available source of similar market data). For purposes
                         hereof, "On The Run" United Treasury securities refers to
                         those United States Treasury securities of the appropriate maturity which are most recently auctioned prior to the
                         fifth business day preceding the date of prepayment. The
                         Make-Whole Amount shall be determined by the Company. The
                         Company shall promptly furnish the holder of this bond of
                         1992 Series E with its calculation of the Make-Whole Amount.
                         The holder of this bond of 1992 Series E shall promptly
                         advise the Trustee if it disputes the Company's calculation of the Make-Whole Amount, and in such event, the Trustee
                         shall conclusively determine the appropriate Make-Whole
                         Amount in accordance with the terms hereof.

                         This bond is redeemable as aforesaid, except as otherwise
                         provided herein, and as specified in Article IV of the
                         Indenture upon giving notice of such redemption by first
                         class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90)
                         days, prior to the date fixed for redemption to the
                         registered holders of bonds of 1992 Series E so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1992 Series E designated for redemption shall not affect the validity of any such
                         redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1992 Series E so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1992 Series E
                         designated for redemption has been duly provided for.

                         If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 1992 Series E so to be redeemed) sufficient to redeem bonds of 1992 Series E in whole, on the date fixed for redemption, then all obligations of the
                         Company in respect of such bonds so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 1992 Series E shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds and interest.

                         Under the Indenture, funds may be deposited with the Trustee (which are available for payment), in advance of the redemption date of any of the bonds of 1992 Series E, in trust for the redemption of such bonds and the interest due or to become due thereon to the redemption date, and thereupon all obligations of the Company in respect of such bonds so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the
                         Indenture or with respect to such bonds and interest.

                         The bonds of 1992 Series E, including this bond, shall not be entitled or subject to a sinking fund.

                         In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions, provided in the Indenture.

                         This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                         No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                         IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

                 Dated:                         THE DETROIT EDISON COMPANY

                                                By_________________________
                                                  Chairman of the Board


                                                  _________________________
                                                  Executive Vice President and
                 [SEAL]                            Chief Financial Officer

                 Attest:

                 -----------------------------------------------
                   Secretary

                                       [FORM OF TRUSTEE'S CERTIFICATE]
FORM OF                  This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                               BANKERS TRUST COMPANY,
                                                                      as Trustee

                                               By ..............................
                                                  Authorized Officer

                         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                         ------------------------------------------------------------
                         (please insert social security or other identifying number of assignee)

                         ------------------------------------------------------------

                         ------------------------------------------------------------
                         (please print or type name and address of assignee)

                         the within bond of THE DETROIT EDISON COMPANY and does hereby irrevocably constitute and appoint

                         ------------------------------------------------------------

                         ------------------------------------------------------------

                         Attorney, to transfer said bond on the books of the
                         within-mentioned Company, with full power of substitution in the premises.

                         Dated:

                         ------------------------------------------------

                         Notice: The signature to this assignment must correspond
                         with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.

                                                    PART II.
                                          CREATION OF THREE HUNDRETH
                                               SERIES OF BONDS.
                                      GENERAL AND REFUNDING MORTGAGE BONDS,
                                                1993 SERIES B
TERMS OF BONDS               SECTION 1. The Company hereby creates the Three hundreth
OF 1993 SERIES B.        series of bonds to be issued under and secured by the
                         Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the
                         title "General and Refunding Mortgage Bonds, 1993 Series B"
                         (elsewhere herein referred to as the "bonds of 1993 Series
                         B"). The aggregate principal amount of bonds of 1993 Series
                         B shall be limited to Fifty million dollars ($50,000,000), except as provided in Sections 7 and 13 of Article II of the
                         Original Indenture with respect to exchanges and
                         replacements of bonds.

                                        15

                             The bonds of 1993 Series B shall mature on December 15,
                         1999 and shall be issued as registered bonds without coupons in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof, and shall bear interest,
                         payable semi-annually on June 15 and December 15 of each
                         year (commencing on June 15, 1993), at the rate of 6.83%
                         (computed on the basis of a 360-day year having twelve
                         30-day months) until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been
                         discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the
                         principal of and interest on the bonds of 1993 Series B
                         shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of
                         New York in any coin or currency of the United States of
                         America which at the time of payment is legal tender for
                         public and private debts. The interest on bonds of 1993
                         Series B, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the
                         written order of the registered holders thereof.
                             Each bond of 1993 Series B shall be dated the date of
                         its authentication and interest shall be payable on the
                         principal represented thereby from the June 15 or December
                         15 next preceding the date thereof to which interest has
                         been paid on bonds of 1993 Series B, unless the bond is
                         authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of
                         authentication, or unless the date of authentication is
                         prior to June 15, 1993, in which case interest shall be
                         payable from the date of authentication of the bond of 1993
                         Series B originally evidencing the debt represented thereby.
                             The bonds of 1993 Series B in definitive form shall be,
                         at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of
                         bonds of 1993 Series B). Until bonds of 1993 Series B in
                         definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1993
                         Series B in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1993 Series
                         B, if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive bonds of 1993 Series B, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.
                             Interest on any bond of 1993 Series B which is payable
                         on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the
                         close of business on the regular record date for such
                         interest, which regular record date shall be the first day of June or December as the case may be (whether or not a
                         business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1993 Series B, such defaulted interest shall
                         forthwith cease to be payable to the registered holder of
                         that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1993 Series B issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1993 Series B issued upon transfer or exchange thereof) is registered on a
                         subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of
                         1993 Series B not less than ten (10) days preceding such
                         subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                        16

OPTIONAL                     SECTION 2. The bonds of 1993 Series B, together with the
REDEMPTION OF            bonds of 1992 Series E, shall be redeemable, in whole only,
BONDS OF 1993            prior to stated maturity, at the election of the Company on
SERIES B.                any date prior to maturity, at a redemption price equal to the principal amount to be redeemed plus accrued interest, if any, to the date of redemption plus the Make-Whole
                         Amount.

                             "Make-Whole Amount" means, in connection with any
                         optional redemption of the bonds, of 1992 Series E and 1993
                         Series B, the amount (but not less than zero) equal to the excess, if any, of

                             A. the sum of the Present Values (as hereinafter defined) of (1) the principal amount being prepaid
                             (assuming the principal being redeemed is payable upon maturity) and (2) the amount of interest which would have been payable on each interest payment date on the amount of such principal being prepaid
                             (assuming the principal balance payable upon maturity and interest payments are paid when due), over

                             B. the principal amount being prepaid.

                           For purposes of this definition, "Present Value" shall be
                         determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate equal to the sum of the applicable Treasury Yield plus 0.50%; and the "Treasury
                         Yield" for such purpose shall be determined as of 10:00 A.M.
                         New York City time on the fifth business day prior to the
                         date of such prepayment by reference to the yields of those actively traded "On The Run" United States Treasury
                         securities having a maturity equal to the then-remaining
                         maturity of the Bonds of 1992 Series E and 1993 Series B
                         being prepaid, provided that if such maturity is not equal to the maturity of an actively traded "On The Run" United
                         States Treasury security, such yield shall be obtained by
                         linear interpolation (calculated to the nearest one-twelfth of a year) imputed from the yields of those actively traded
                         "On The Run" United States Treasury securities having
                         maturities closest, before and after, to such maturity as
                         reported by the Telerate Access Service page 8003, or the
                         equivalent pages provided by Telerate Systems Incorporated
                         (or if such data for any reason ceases to be available
                         through such Telerate Access Service, any publicly available source of similar market data). For purposes hereof, "On The
                         Run" United Treasury securities refers to those United
                         States Treasury securities of the appropriate maturity which are most recently auctioned prior to the fifth business day preceding the date of prepayment. The Make-Whole Amount
                         shall be determined by the Company. The Company shall
                         promptly furnish the holders of the bonds of 1993 Series B with its calculation of the Make-Whole Amount. A holder of the bonds of 1993 Series B shall promptly advise the Trustee if it disputes the Company's calculation of the Make-Whole
                         Amount; and in such event, the Trustee shall conclusively
                         determine the appropriate Make-Whole Amount in accordance
                         with the terms hereof.

                             The bonds of 1993 Series B shall be redeemable as
                         aforesaid and except as otherwise provided herein, and as
                         specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 1993 Series
                         B so called for redemption at their last respective
                         addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of
                         1993 Series B designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1993
                         Series B so called for redemption from and after the date
                         fixed for redemption if payment sufficient to redeem the
                         bonds of 1993 Series B designated for redemption has been
                         duly provided for.

                                        17

                             If the giving of the notice of redemption shall have
                         been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which are available for payment to the holders of the bonds of 1993 Series B so to be redeemed) sufficient to
                         redeem bonds of 1993 Series B in whole, on the date fixed
                         for redemption, then all obligations of the Company in
                         respect of such bonds so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 1993 Series B shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds and interest.

                             The bonds of 1993 Series B shall not be entitled to or
                         subject to any sinking fund.

DIRECT                       The Company may, subject to any provision of the
PAYMENTS.                Indenture which requires presentment of a bond upon the
                         payment of the principal amount thereof in whole, enter into a written agreement with any person who is or is to become the original holder, or an institutional investor holding at least $500,000 aggregate principal amount, of any of the
                         bonds of 1993 Series B providing for the making of all
                         payments on account of such bonds of 1993 Series B prior to final maturity directly to or for the account of such holder in the manner specified in or pursuant to such agreement, if there shall be filed with the Trustee an original or
                         conformed copy of such agreement.

EXCHANGE AND                 At the option of the registered holder, any bonds of
TRANSFER.                1993 Series B, upon surrender thereof for cancellation at
                         the office or agency of the Company in the Borough of
                         Manhattan, The City of New York, The State of New York,
                         together with a written instrument of transfer (if so
                         required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly
                         authorized attorney, shall be exchangeable for a like
                         aggregate principal amount of bonds of 1993 Series B of
                         other authorized denominations, upon the terms and
                         conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1993 Series B shall be
                         transferable at the office or agency of the Company in the
                         Borough of Manhattan, The City of New York, The State of New
                         York. The Company waives its rights under Section 7 of
                         Article II of the Indenture not to make exchanges or
                         transfers of bonds of 1993 Series B during any period of ten
                         (10) days next preceding any interest payment date for such bonds.

                             The Trustee agrees that an indemnity agreement in favor
                         of the Company and the Trustee of any original holder of a bond of 1993 Series B, or of any institutional investor
                         holding at least $500,000 unpaid principal amount of
                         outstanding bonds of 1993 Series B, shall constitute
                         sufficient indemnity (and security shall not be required)
                         for the purposes of Section 13 of Article II of the
                         Indenture in any case of destruction, loss, theft or
                         mutilation of any such bonds of 1993 Series B.

                             Bonds of 1993 Series B, in definitive and temporary
                         form, may bear such legends as may be necessary to comply
                         with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock
                         exchange or to conform to usage with respect thereto.

                             Notwithstanding the foregoing provisions in this Section
                         2, the Company shall not be required to make any transfers or exchanges of bonds of 1993 Series B for a period of
                         fifteen (15) days next preceding any mailing of notice of
                         redemption, and the Company shall not be required to make
                         transfers or exchanges of the principal amount (or any
                         portion thereof) of any bonds of 1993 Series B so called or designated for redemption.

                                        18

CONSENT.                     SECTION 3. The holders of the bonds of 1993 Series B, by
                           their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a
                         date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of
                         Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that
                         (a) such consent shall, for all purposes of Article XV of
                         the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five per cent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.
FORM OF                      SECTION 4. The bonds of 1993 Series B and the form of
BONDS OF                 Trustee's Certificate to be endorsed on such bonds shall be
1993 SERIES B.           substantially in the following forms, respectively:

                                             [FORM OF FACE OF BOND]
                                           THE DETROIT EDISON COMPANY
                                      GENERAL AND REFUNDING MORTGAGE BOND
                                  1993 Series B, 6.83% due December 15, 1999

                           $ ________                                   No. ________
                             THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to
                                   or registered assigns, at its office or agency in
                         the Borough of Manhattan, The City and State of New York,
                         the principal sum of           in lawful money of the United
                         States of America on the fifteenth day of December, 1999,
                         and to pay interest thereon at the rate specified in the
                         title hereof, at such office or agency, in like lawful
                         money, from the date hereof, and after the first interest
                         payment on bonds of this Series has been made or otherwise provided for, from the most recent date to which such
                         interest has been paid, semi-annually on the fifteenth day of June and December in each year (commencing on June 15,
                         1993), to the person in whose name this bond is registered at the close of business on the first day of the preceding
                         June or December (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the Company's
                         obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture
                         pursuant to which this bond has been issued.
                             Reference is hereby made to the further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.
                             This bond shall not be valid or become obligatory for
                         any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                        19

                             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has
                         caused this instrument to be executed on its behalf by its
                         Chairman of the Board and its President or a Vice President,
                         with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                         Assistant Secretary by manual or facsimile signature.

                 Dated:                         THE DETROIT EDISON COMPANY

                                                By
                                                  -----------------------------
                                                  Chairman of the Board


                                                  -----------------------------
                                                  Executive Vice President and
                 [SEAL]                             Chief Financial Officer

                 Attest:

                 -----------------------------------------------
                   Secretary

                                          [FORM OF REVERSE OF BOND]
                         This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1993 Series B
                         (elsewhere herein referred to as the "bonds of 1993 Series
                         B"), limited to an aggregate principal amount of
                         $50,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all
                         equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                         Article VI of said Indenture) by an Indenture, dated as of
                         October 1, 1924, duly executed by the Company to Bankers
                         Trust Company, a corporation of the State of New York, as
                         Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of
                         November 30, 1992) reference is hereby made for a
                         description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under
                         which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental
                         thereto, including the Supplemental Indenture dated as of
                         November 30, 1992, are hereinafter collectively called the
                         "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series,
                         which may mature at different times, may bear interest at
                         different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights
                         and obligations of the Company and of the holders of the
                         bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or
                         altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but
                         less than all, series of bonds then outstanding are to be
                         affected by the action proposed to be taken, then also by
                         affirmative vote of at least eighty-five percent (85%) in
                         principal amount of the series of bonds so to be affected
                         (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration
                         shall, among other things, affect the terms of payment of
                         the principal of, or the interest on, this bond, which in
                         those respects is unconditional.
                         The holders of the bonds of 1993 Series B, by their
                         acceptance of and holding thereof, consent and agree that
                         bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five per cent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of November 30, 1992, or in writing, or by affirmative vote cast at a meeting
                         called pursuant to said Article XV, or by any combination
                         thereof.
                         This bond is redeemable prior to stated maturity, but only as part of the redemption, in whole, of all bonds of 1992
                         Series E and 1993 Series B at the election of the Company on any date prior to maturity, at a redemption price equal to the principal amount to be redeemed, plus accrued interest, if any, to the date of redemption, plus the Make-Whole
                         Amount.

                                        21

                         "Make-Whole Amount" means, in connection with any optional redemption of the bonds, of 1992 Series E and 1993 Series B, the amount (but not less than zero) equal to the excess, if any, of

                         A. the sum of the Present Values (as hereinafter defined) of
                         (1) the principal amount being prepaid (assuming the
                           principal being redeemed is payable upon maturity) and (2)
                           the amount of interest which would have been payable on
                           each interest payment date on the amount of such principal being prepaid (assuming the principal balance payable upon maturity and interest payments are paid when due), over

                         B. the principal amount being prepaid.

                         For purposes of this definition, "Present Value" shall be
                         determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate equal to the sum of the applicable Treasury Yield plus 0.50%; and the "Treasury
                         Yield" for such purpose shall be determined as of 10:00 A.M.
                         New York City time on the fifth business day prior to the
                         date of such prepayment by reference to the yields of those actively traded "On The Run" United States Treasury
                         securities having a maturity equal to the then-remaining
                         maturity of the Bonds of 1992 Series E and 1993 Series B
                         being prepaid, provided that if such maturity is not equal to the maturity of an actively traded "On The Run" United
                         States Treasury security, such yield shall be obtained by
                         linear interpolation (calculated to the nearest one-twelfth of a year) imputed from the yields of those actively traded
                         "On The Run" United States Treasury securities having
                         maturities closest, before and after, to such remaining
                         maturity as reported by the Telerate Access Service page
                         8003, or the equivalent pages provided by Telerate Systems
                         Incorporated (or if such data for any reason ceases to be
                         available through such Telerate Access Service, any publicly available source of similar market data). For purposes
                         hereof, "On The Run" United Treasury securities refers to
                         those United States Treasury securities of the appropriate maturity which are most recently auctioned prior to the
                         fifth business day preceding the date of prepayment. The
                         Make-Whole Amount shall be determined by the Company. The
                         Company shall promptly furnish the holder of this bond of
                         1993 Series B with its calculation of the Make-Whole Amount.
                         The holder of this bond of 1993 Series B shall promptly
                         advise the Trustee if it disputes the Company's calculation of the Make-Whole Amount, and in such event, the Trustee
                         shall conclusively determine the appropriate Make-Whole
                         Amount in accordance with the terms hereof.
                         This bond is redeemable as aforesaid, except as otherwise
                         provided herein, and as specified in Article IV of the
                         Indenture upon giving notice of such redemption by first
                         class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90)
                         days, prior to the date fixed for redemption to the
                         registered holders of bonds of 1993 Series B so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1993 Series B designated for redemption shall not affect the validity of any such
                         redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1993 Series B so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1993 Series B
                         designated for redemption has been duly provided for.
                         If the giving of the notice of redemption shall have been
                         completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds
                         (which shall have become available for payment to the
                         holders of the bonds of 1993 Series B so to be redeemed)
                         sufficient to redeem bonds of 1993 Series B in whole, on the date fixed for redemption, then all obligations of the
                         Company in respect of such bonds so to be redeemed and
                         interest due or to become due thereon shall cease and be
                         discharged and the holders of such bonds of 1993 Series B
                         shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds and interest.

                                        22

                         Under the Indenture, funds may be deposited with the Trustee
                         (which are available for payment), in advance of the
                         redemption date of any of the bonds of 1993 Series B, in
                         trust for the redemption of such bonds and the interest due or to become due thereon to the redemption date, and
                         thereupon all obligations of the Company in respect of such bonds so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be
                         restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or
                         with respect to such bonds and interest.
                         The bonds of 1993 Series B, including this bond, shall not be entitled or subject to a sinking fund.
                         In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions,
                         provided in the Indenture.
                         This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the
                         Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of
                         authorized denominations for a like aggregate principal
                         amount will be issued to the transferee or transferees in
                         exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges
                         prescribed in the Indenture.
                         No recourse shall be had for the payment of the principal
                         of, or the interest on, this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                       [FORM OF TRUSTEE'S CERTIFICATE]
FORM OF                  This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                               BANKERS TRUST COMPANY,
                                                                      as Trustee

                                               By ..............................

                                                  Authorized Officer

                                                  PART III.
                                          RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.

                                        23

                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Secretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        July 31, 1992.....................  1992 Series D                 November 30, 1992

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                   Pursuant to the terms and provisions of the Original
                 Indenture, a Supplemental Indenture dated as of July 15, 1992 providing for the terms of bonds to be issued thereunder of 1992 Series CP has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on August 7, 1992 (Filing No. 22675B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-ZZZ) on July 31, 1992, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                 LIBER OF
                                                                                 MORTGAGES
                                                                                 OR COUNTY
                                      COUNTY                      RECORDED        RECORDS       PAGE
                                      ------                      --------       ---------      ----
                        Genessee...........................     July 31, 1992       2775      40-63
                        Huron..............................     July 31, 1992        582      576-599
                        Ingham.............................    August 3, 1992       1981      1131-1153
                        Lapeer.............................     July 31, 1992        765      513-536
                        Lenawee............................     July 31, 1992       1213      354-377
                        Livingston.........................     July 31, 1992       1597      0311-0334
                        Macomb.............................     July 31, 1992      05520      957-980
                        Mason..............................     July 31, 1992        431      1031-1054
                        Monroe.............................     July 31, 1992       1241      0977-1000
                        Oakland............................     July 31, 1992      12796      818-841
                        Sanilac............................     July 31, 1992        431      534-557
                        St. Clair..........................    August 3, 1992       1052      102-125
                        Tuscola............................    August 5, 1992        629      590-613
                        Washtenaw..........................     July 31, 1992       2658      971-994
                        Wayne..............................     July 30, 1992      25920      516-539

                   Further, pursuant to the terms and provisions of the Original
                 Indenture, a Supplemental Indenture dated as of July 31, 1992 providing for the terms of bonds to be issued thereunder of 1992 Series D has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on August 7, 1992 (Filing No. 22676B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-AAAA) on August 7, 1992, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                           LIBER OF
                                           MORTGAGES
                                           OR COUNTY
       COUNTY               RECORDED        RECORDS       PAGE
       ------               --------       ---------      ----
Genesee..............    August 7, 1992       2777      11-36
Huron................    August 7, 1992        583      79-104
Ingham...............    August 7, 1992       1983      58-83
Lapeer...............    August 7, 1992        766      245-270
Lenawee..............    August 7, 1992       1214      152-177
Livingston...........    August 7, 1992       1599      0344-0369
Macomb...............    August 7, 1992      05528      832-857
Mason................    August 7, 1992        419      299-324
Monroe...............    August 7, 1992       1243      0188-0213
Oakland..............    August 7, 1992      12813      603-628
Sanilac..............    August 7, 1992        431      703-728
St. Clair............    August 7, 1992       1053      157-182
Tuscola..............    August 7, 1992        629      734-759
Washtenaw............    August 7, 1992       2661      474-499
Wayne................    August 7, 1992      25935      492-517

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, T, U,
FOR PAYMENT.             W, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22,
                         HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP Nos.
                         1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos.
                         1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                         Series DP Nos. 1-11, 1981 Series AP Nos. 1-14, 1985 Series
                         A, 1985 Series B, PP, RR, EE, MMP, MMP No. 2, 1986 Series B,
                         1987 Series D, and 1987 Series E which were issued under
                         Supplemental Indentures dated as of, respectively, June 1,
                         1925, August 1, 1927, February 1, 1931, October 1, 1932,
                         September 25, 1935, September 1, 1936, December 1, 1940,
                         September 1, 1947, November 15, 1951, January 15, 1953, May
                         1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June
                         1, 1959, December 1, 1969, July 1, 1970, December 15, 1970,
                         May 1, 1974, October 1, 1974, January 15, 1975, November 1,
                         1975, February 1, 1976, June 15, 1976, July 15, 1976,
                         October 1, 1977, March 1, 1977, July 1, 1979, March 1, 1977,
                         March 1, 1977, March 1, 1977, September 1, 1979, July 1,
                         1977, July 1, 1979, September 15, 1979, October 1, 1977,
                         June 1, 1978, October 1, 1977, July 1, 1979, January 1,
                         1980, August 15, 1980, November 1, 1981, May 1, 1985, May
                         15, 1985, June 1, 1978, October 15, 1978, December 15, 1975,
                         February 15, 1977, September 1, 1979, August 15, 1986 and
                         August 15, 1987 have matured or have been called for
                         redemption and funds sufficient for such payment or
                         redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective
                         Registers of Deeds of certain counties in the State of
                         Michigan, with respect to all bonds of Series A, B, C, D, E,
                         F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos.
                         1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP
                         No. 1 and GGP No. 8.

                                                                 [TO BE UPDATED]
                                                                     PART IV.
                                                                   THE TRUSTEE.
TERMS AND                    The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the
CONDITIONS OF            same upon the terms and conditions in the Original Indenture, as amended to date and as
ACCEPTANCE OF            supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and
TRUST BY TRUSTEE.        upon the following terms and conditions:
                             The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the
                         Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.
                                                                     PART V.
                                                                  MISCELLANEOUS.
CONFIRMATION OF              Except to the extent specifically provided therein, no provision of this supplemental
SECTION 318(C) OF        indenture or any future supplemental indenture is intended to modify, and the parties do hereby
TRUST INDENTURE          adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and
ACT.                     supercede provisions of the Indenture in effect prior to November 15, 1990.
EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS,
COUNTERPARTS.            EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL
                         TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS TRUST
                         COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES
                         BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE
                         PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS
                         OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By  /s/ C. C. ARVANI
                                                                              ------------------------
                                                                              C. C. Arvani
                                                                              Assistant Treasurer

EXECUTION.               Attest:
                         /s/ SUSAN M. BEALE
                         -------------------------------
                         Susan M. Beale
                         Secretary

                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of

                         /s/ JANE E. LENART
                         -------------------------------
                         Jane E. Lenart

                         /s/ JANET A. SCULLEN
                         -------------------------------
                         Janet A. Scullen
                         (Corporate Seal)
                                                                          BANKERS TRUST COMPANY,
                                                                          By  /s/ R. T. GORMAN
                                                                              ------------------------
                                                                              R. T. Gorman
                                                                              Vice President
                         Attest:
                         /s/ SHIKHA DOMBEK
                         -------------------------------
                         Shikha Dombek
                         Assistant Secretary

                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of

                         /s/ JOHN FLORIO
                         -------------------------------
                         John Florio

                         /s/ KENWYN HACKSHAW
                         -------------------------------
                         Kenwyn Hackshaw

                         STATE OF MICHIGAN
                         SS.:
                         COUNTY OF WAYNE
ACKNOWLEDGMENT           On this 7th day of December, 1992, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of
BY COMPANY.              Wayne, in the State of Michigan, personally appeared C. C.
                         Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue,
                         Detroit, Michigan 48226 and is the Assistant Treasurer of
                         THE DETROIT EDISON COMPANY, one of the corporations
                         described in and which executed the foregoing instrument;
                         that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate
                         seal of said corporation; and that said instrument was
                         signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name
                         thereto by like authority; and said C. C. Arvani,
                         acknowledged said instrument to be the free act and deed of said corporation.

                                                                                       /s/ PEARL E. KOTTER
                                                                                ________________________________
                                        (Notarial Seal)                          Pearl E. Kotter, Notary Public
                                                                                        Macomb County, MI
                                                                                    (Acting in Wayne County)
                                                                              My Commission Expires August 23, 1993

                                       STATE OF NEW YORK
                                             SS.:
                                      COUNTY OF NEW YORK


ACKNOWLEDGMENT           On this 4th day of December, 1992, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of
BY TRUSTEE.              Queens, in the State of New York, personally appeared R. T.
                         Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany
                         Street, New York, New York 10015, and he is Vice President
                         of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he
                         knows the corporate seal of the said corporation and that
                         the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and
                         sealed in behalf of said corporation by authority of its
                         Board of Directors and that he subscribed his name thereto by like authority; and said R. T. Gorman acknowledged said instrument to be the free act and deed of said corporation.

                                        (Notarial Seal)
                                                                                      /s/ MARJORIE STANLEY
                                                                                _________________________________
                                                                                        Marjorie Stanley
                                                                                Notary Public, State of New York
                                                                                         No. 41-4986405
                                                                                   Qualified in Queens County
                                                                              Certificate filed in New York County
                                                                                Commission Expires Sept. 16, 1993

                                        31

                                       STATE OF MICHIGAN
                                             SS.:
                                        COUNTY OF WAYNE


AFFIDAVIT AS TO          C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                          /s/ C. C. ARVANI
                                                                                       ______________________
                                                                                            C. C. Arvani
                                Sworn to before me this 7th day of
                                          December, 1992

                                  Pearl E. Kotter, Notary Public
                                        Macomb County, MI
                                     (Acting in Wayne County)
                              My Commission Expires August 23, 1993
                                         (Notarial Seal)

                         This instrument was drafted by Frances B. Rohlman, Esq.,
                         2000 Second Avenue, Detroit, Michigan 48226.